Exhibit 10.150

CONFIDENTIAL TREATMENT REQUESTED. * * * * * * * * * * * INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.:  130339

AMD_00216801.0

AMENDMENT

Date of Amendment: December 5, 2016

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:
•	* * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Or such other indexes as agreed by Licensee and MSCI in writing.

2.

Licensee may use the Index set forth in Section 1 above solely with respect to the following Licensee fund (each, a “World ex USA IMI ETF” which shall also be a “Fund” as such term is defined in the Agreement):

•	* * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Or such other names as agreed by Licensee and MSCI in writing.

The World ex USA IMI ETFs shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.

Licensee shall pay MSCI a * * * * * *  * * * * license fee * * * * * * * * based on * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *, which fee shall be calculated and payable on a * * * * * * * * * * * * * * *.  The * * * * * * * * * license fee shall be calculated * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * , as follows:

********** **************	*********************
****************	********************************************* ******************************************
************** ****************	********************************************* ******************************************
************** ****************	********************************************* ******************************************
************** ****************	********************************************* ******************************************
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A.N.: 130339

AMD_00216801.0

For the avoidance of doubt, the * * * * * * * * * license fees shall be calculated * * * * * * * * * * * * *.  For example,* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * .

“Expense Ratio” shall mean the * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * when dividing * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *.

Notwithstanding anything to the contrary contained herein, if any Fund * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * or if a Fund’s * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * or if a Fund has an * * * * * * * * * * * * * * * * * * * * *, the * * * * * * * * * licensee fee for such Fund shall * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *.

4.	Special Conditions:
a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.

MSCI may terminate this Amendment with respect to Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list a World ex USA IMI ETF that is based on such Index.

c.

If Licensee delists a particular World ex USA IMI ETF or changes the underlying Index for such World ex USA IMI ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such World ex USA IMI ETF shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors	MSCI Inc.

By	/s/ Diane Lunsey	By	/s/ Alex Gil

Name	Diane Lunsey	Name	Alex Gil

Title	Managing Director	Title	Executive Director

Date	12-12-16	Date	Dec 13, 2016

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